RIDGEWORTH FUNDS

Supplement dated May 24, 2012 to the

RidgeWorth Fixed Income Funds (A, C, R & I Shares) Prospectus

dated August 1, 2011, as revised

RidgeWorth Short-Term U.S. Treasury Securities Fund (C Shares)

The information in this Supplement updates information in, and should be read in conjunction with the Prospectus.

At a meeting held on May 24, 2012, the Board of Trustees approved a temporary reduction in the Distribution (Rule 12b-1) Fees for C Shares of the Short-Term U.S. Treasury Securities Fund from 1.00% to 0.50%. This temporary reduction is effective June 1, 2012.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

RFSP – 151